

We believe in the power of a vision.

SUNRISE®
SENIOR LIVING

Q1-2008
Investor Presentation

Forward-Looking Statements

Certain matters discussed in this presentation may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although Sunrise believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurances that its expectations will be realized. Sunrise's actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including, but not limited to, the time required for the Company to prepare and file its 2007 Form 10-K and Form 10-Qs that are delayed for quarters in 2008, including the Form 10-Q for the quarter ended March 31, 2008, and for Ernst & Young L.L.P. to audit the Company's 2007 financial statements and to review the Form 10-Qs; the Company's ability to remediate material weaknesses in internal controls over financial reporting; the outcome of the SEC's investigation; the outcomes of the putative class action and derivative litigation; the outcome of the lawsuit filed by the Company's former CFO; the outcome of the Trinity OIG investigation and qui tam proceeding; the outcome of the IRS audit of the Company's tax returns for the tax years ended December 31, 2005 and 2006 and employment tax returns for 2004, 2005 and 2006; the outcome of the exploration of strategic alternatives; the Company's ability to comply with the terms of the recent amendments of its bank credit facility or to obtain a further extension of the period for providing the lenders with required financial information; development and construction risks; acquisition risks; licensing risks; business conditions; competition; changes in interest rates; the Company's ability to manage its expenses; market factors that could affect the value of the Company's properties; the risks of downturns in general economic conditions; availability of financing for development; and other risks detailed in the Company's 2006 Form 10-K filed with the SEC, as may be updated or supplemented in the Company's Form 10-Q filings. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Preliminary Same-Community Metrics

Sunrise's management believes that the preliminary same-community metrics contained herein, consisting of same-community revenue growth, expense growth, average daily rate and occupancy, are useful indicators of trends in Sunrise's management business. The preliminary operating metrics contained herein should not be considered indicative of the results of operations of the Company for the three months ended March 31, 2008 and 2007. Because the Company has not completed and filed its 2007 financial statements, and has not yet completed its financial statements with respect to the first quarter of 2008, Sunrise is unable at this time to provide a reasonable estimate of its first-quarter 2008 or 2007 results of operations. In the Company's 2006 Form 10-K filed on March 24, 2008, the Company included disclosure regarding 2007 and 2008 significant developments that were expected to have a financial statement impact during 2007 and the first quarter of 2008. See the Company's 2006 Form 10-K for a discussion of these significant developments.

SUNRISE SENIOR LIVING

Our History

- Founded in 1981 by Paul and Terry Klaassen
- Pioneered the Assisted Living movement and resident-centered senior care
- Founders lived in first community
- Largest global provider
- Public for 12 years
- Started leading trade association


SUNRISE





SUNRISE
SENIOR LIVING

Sunrise Senior Living Overview

- 441 managed communities open
- Capacity for more than 54,000 seniors
- Average resident aged 80 to 85
- Strong development pipeline
- Over 40 communities under construction
- 40,000 team members



SUNRISE SENIOR LIVING

Major Metropolitan Focus

Over 400 Locations in Largest Major Metro Markets in US, UK, Germany, and Canada



Seattle
Minneapolis
Boston
Hartford
New York
Detroit
Chicago
Cleveland
Philadelphia
Pittsburgh
Baltimore
Washington
San Francisco
Denver
Indianapolis
St. Louis
Raleigh
Charlotte
Los Angeles
San Diego
Phoenix
Atlanta
Dallas
Orlando
Houston
Tampa
Miami

SUNRISE SENIOR LIVING

Service Offerings


Skilled
Nursing – 7%
Independent
Living – 24%
Assisted Living – 69%
(18% Memory Care, 51%
Standard AL)

SUNRISE SENIOR LIVING

Resident-Centered Approach



Transportation Services
Emergency Response
Medication Monitoring
Individualized Service Plan
Hospice
Rehab Therapies
Activities of Daily Living (ADL)
Meals
Enabling Choice
Preserving Dignity
Involving Family and Friends
Nurturing the Spirit
Celebrating Individuality
Encouraging Independence
Single Family Home
Alzheimer's Care
Independent Living Apartment
Sub-Acute Nursing
Cottage
Skilled Nursing Facility
Assisted Living

SUNRISE SENIOR LIVING

Sunrise Culture

Our Mission

To Champion Quality of Life for All Seniors

- Principles of Service
  - Preserving Dignity
  - Nurturing the Spirit
  - Celebrating Individuality
  - Enabling Freedom of Choice
  - Encouraging Independence
  - Involving Family and Friends

Sunrise Signatures

- Fresh cut flowers
- Dogs and cats in every community
- "Yes" is the answer, now what's the question?
- Executive Directors pour coffee

SUNRISE SENIOR LIVING






SUNRISE®
SENIOR LIVING
With a SPECIAL NEIGHBOURHOOD
for the MEMORY IMPAIRED






Financial Restatement

- Completed financial restatement and filed 2006 10-K on March 24, 2008
- Working diligently to complete 2007 financial statements and file 2007 Form 10-K by July 31, 2008
- Goal is to become a current filer during 2008
- Continue to improve corporate governance controls

SUNRISE
SENIOR LIVING

The Senior Living Market: Attractive Demographics

- Over $140 billion industry
- 85+ population growing 3 times faster than total U.S. population (4.2M in 2000 to expected 6.1M in 2010)
- A 10% increase in the number of seniors would equal more than the entire supply of senior housing
- In 31 largest MSAs 9.6% of the senior population live in senior housing properties
- Similarly strong trends in Europe

SUNRISE SENIOR LIVING

The Senior Living Market: Population Trends



Population growth rate projections
2000-2010
50%
40%
30%
20%
10%
0%
-10%
9%
29%
-1%
44%
US Total
US 80+
Europe Total
Europe 80+

Source: US Census Bureau

SUNRISE SENIOR LIVING

Attractive Demographics – Residential Net Worth

Household Owner-Occupied Real Estate Minus Home Mortgages


12.0
10.0
8.0
6.0
4.0
2.0
-
1980
1983
1986
1989
1992
1995
1998
2001
2004
2007

Source: Federal Reserve Board

- More seniors can afford Sunrise
- Residential net worth has increased significantly over past decade, despite recent down turn
- 2007 decline of 4%; net equity still high
- Increase has been even greater in metropolitan areas where Sunrise operates

SUNRISE SENIOR LIVING

Additional Demand Factors

- Longer life spans due to better health care
- Changes in family structures increasing need for senior housing
- Senior housing more and more seen as a preferred alternative, improving penetration
- Most seniors can afford private pay senior housing and care as compared to in-home care
- More seniors covered by private long term care insurance

SUNRISE SENIOR LIVING

The Senior Living Market: Insufficient Supply

- No other national player has invested in development capacity of any size
- Much of existing supply is old, institutional, poor quality
- Market is highly fragmented
- High barriers to entry
  - Large capital requirements
  - Management expertise
  - Operational complexity limiting number of developers
  - Economies of scale
  - Regulatory hurdles
  - Long zoning and permitting lead times
  - High construction and land costs requires premium product and pricing

SUNRISE SENIOR LIVING

Community Life Cycle – Cash Flows

Year 5
- Community stabilizes
- Potential refinance/recapitalization of community – SRZ recoups equity, investment return on potential performance incentives, if any

Year 4
- Community opens
- Cash flow break-even within 12 months

Thereafter
- Continuing management
- Potential refinance / recapitalization
- Minority ownership profits



Year 3
- Community contributed to JV
- Construction begins
- Pre-opening fees, mgt fees begin

Year 1
- Site selection

Year 2
- Zoning

SUNRISE SENIOR LIVING

Industry Update – Construction Starts Remain Low



Long Term Construction Trends
Senior Housing Construction Units (000s)
70
60
50
40
30
20
10
0
46
51
66
35
29
21
29
32
32
32
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006

Source: 2006 NIC / ASHA Senior Housing Construction Trends Report

SUNRISE SENIOR LIVING

Sunrise Growth Drivers

- Same Community Growth
- New Construction
- New Management Contracts and Ancillary Services
- Return on Invested Capital

SUNRISE SENIOR LIVING

Same-Community Revenue Growth



Total Revenues ($Ms)
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$219.1
$102.0
$204.5
$93.5
Q1-08
Q1-07
Ventures
Consolidated

Growth from Ventures = 7.2%

Growth from Consolidated = 9.2%

Consists of all communities in which Sunrise has an ownership interest and that were stabilized in prior year comparable periods – 205 communities as of March 31, 2008.

SUNRISE SENIOR LIVING

Same-Community Expense Growth



Total Expenses ($Ms)
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$144.2
$74.5
$135.3
$70.7
Ventures
Consolidated
Q1-08
Q1-07

Growth from Ventures = 6.6%

Growth from Consolidated = 5.4%

Consists of all communities in which Sunrise has an ownership interest and that were stabilized in prior year comparable periods – 205 communities as of March 31, 2008.

SUNRISE SENIOR LIVING

Same-Community Average Daily Rate



$180.0
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$170.80
$146.27
$159.11
$136.76
Q1-08
Q1-07
Ventures
Consolidated

Growth from Ventures = 7.3%

Growth from Consolidated = 7.0%

Consists of all communities in which Sunrise has an ownership interest and that were stabilized in prior year comparable periods – 205 communities as of March 31, 2008.

SUNRISE SENIOR LIVING

Same-Community Occupancy



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
89.8%
91.3%
90.8%
90.4%
Ventures
Consolidated
Q1-08
Q1-07

Consists of all communities in which Sunrise has an ownership interest and that were stabilized in prior year comparable periods – 205 communities as of March 31, 2008.

SUNRISE SENIOR LIVING

New Construction

- Built over 200 mansions to date – constantly innovating
- Completing construction on 40 communities in 2008
- Developing 2,000 to 2,500 units per year in North America
- Active development pipeline in more than 350 zip codes
- Only major developer-operator in the market today
- Long development lead times is significant barrier to entry

SUNRISE SENIOR LIVING

New Management Contracts & Ancillary Services

- Re-flagging existing communities
- Opening new hospice locations where we have community clusters – hospice care complements core services

Return on Invested Capital

- Cash from minority interest in joint venture operating cash flows
- Recapitalizations of ventures

Management Services Model

Cash Flows:

- Professional fees from Development/ Design/ Construction Mgmt/ Pre-Opening Services/ Sales & Marketing/ Licensing
- Ongoing Long-Term Management Fees
- Incentive Fees, if earned
- Distributions from Sunrise's Minority Interest in Ventures
- Recapitalizations

SUNRISE SENIOR LIVING

Management Services Model

Typical Capital Structure for Mansion Venture	
Total Cost to Build	= $25M
Mortgage Debt (75%)	= $18.75M
Net Equity (25%)	= $ 6.25M
<u>80/20 Split:</u>	
Venture Partner (80%)	= $ 5.0M
Sunrise (20%)	= $ 1.25M

Amounts assumed for illustration purposes only.

Management Contract Economics

Single Community	($ in 000s)
Community Revenues	$6,000 (annual)
Sunrise Management fees (5-7%)	$300-$420 (annual)

- Additional incentive fee for select ventures can be earned based on operating performance.
- All community level expenses are paid by venture.
- Corporate G&A is required to maintain corporate and regional infrastructure

* *Percentages and amounts assumed for illustration purposes only. Does not include communities managed by Greystone, the Company's provider of professional services to non-profit CCRCs.*

SUNRISE SENIOR LIVING

Venture Cash Flow

($ in 000s)	Single Community
Community Revenues	$6,000
Community Operating Expenses*	(3,600)
Community Cash Flow	$2,400
Debt Service	(1,400)
Distributable Cash**	$1,000
Venture Partner (80%)	$800
Sunrise (20%)	$200

* *Includes management fees*

** *Distributable cash does not include capex. Typical JV capex for new community is under $1,000 per unit.*

SUNRISE SENIOR LIVING

Recapitalizations

($ in 000s)	Single Mansion
Original cost to build	$25,000
Community Cash Flow (year 3)	$2,400
Cap Rate 7% (14.3 x Cash Flow)	
Sale Price	$34,300
Gain	$9,300
Sunrise Share (20%)	$1,900 + possible promotes

Amounts assumed for illustrative purposes only. The timing of gain recognition is subject to complex accounting rules for GAAP financial statement purposes.

SUNRISE SENIOR LIVING

Summary Cash Flows

($ in 000s)	Single <u>Mansion</u>
Development/Pre-Opening Fees	$1,875
Annual Ongoing Mgmt. Fee	$300-$420
Annual 20% share of Cash Flow	$200
Recapitalization	$1,900 +

Amounts assumed for illustrative purposes only. Recognition of income amounts is subject to complex accounting rules for GAAP financial statement purposes. Cash flows differ significantly from income statement recognition.

SUNRISE SENIOR LIVING

Sunrise is Serving More Seniors


Resident Capacity
(000)
60
50
40
30
20
10
0
12.9
14.8
16.6
42.8
45.9
56.5
58.2
59.7
'00
'01
'02
'03
'04
'05
'06
'07

Includes communities under construction.

SUNRISE SENIOR LIVING

Summary

- Attractive demographics of a healthier, aging population
- Only major developer–operator in the $140 billion, highly fragmented senior living industry with significant barriers to entry
- Strong development pipeline in place to support growth
- Management services model reduces capital required and aligns incentives with owners
- Service-focused culture and distinctive high quality environments

"The best senior living is yet to be invented."

SUNRISE SENIOR LIVING